                                                                Exhibit 10.(ii)


                            AMENDMENT AND AGREEMENT
                            -----------------------

        For TEN DOLLARS ($10.00) and other valuable consideration, the receipt of which is hereby acknowledged, Anthony C. Selig, Dixie Exploration Corporation, and Anthony C. Selig and Associates (hereinafter referred to as "Selig"); and Nevada Manhattan Mining Incorporated, (formerly Epic Enterprises, Ltd.), (hereinafter referred to as "Nevada"), agree to modify, in part, the Mining Agreement dated April 4, 1987, by and between Anthony C. Selig, Dixie Exploration Corporation, a Nevada corporation, Anthony C. Selig and Associates, and TWA Associates, and, Epic Enterprises, Ltd., and attachments thereto including without limitation Exhibit "2", as amended, and attachments and exhibits thereto; a two page AGREEMENT, dated April 4, 1987, by and between Anthony C. Selig, et al., and Epic Enterprises, Ltd., relative to the so called WC mining claims; and the "Amendment and Agreement", dated October 16, 1987, by and between Selig, Argus Resources, Inc., and Nevada, and acknowledge and agree to the additional agreements between the parties hereto as set forth herein.

        It is understood and agreed between the parties hereto that the instant Amendment and Agreement is not meant to, nor does it abrogate, any other rights, duties, obligations or interests of the parties hereto in the aforesaid documents not specifically enunciated in the instant Amendment and Agreement.

        1. There is presently pending the U. S. District Court for the District of Nevada, Case No.: CV-LV 86-491, HDM, entitled Tannis Atkinson, et. al., Plaintiffs, vs. Anthony Selig, et. al.,


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
Defendants. Selig is in no way desirous of settling this lawsuit or any other matters with the Plaintiffs, their associates or assigns; however, Nevada is desirous of having this lawsuit settled in order to effectuate the consummation of its Mining Agreement with Selig. Accordingly, Nevada promises to successfully negotiate a settlement of the said lawsuit so that no liability is fixed against the said Defendants, and to get the said Plaintiffs to execute a Stipulation for dismissal of the lawsuit with Prejudice and to get the Plaintiffs and the partners of Manhattan Mines, Ltd., Manhattan Mines, Ltd., II, and their successors and assigns to execute a General Release in favor of said Defendants and Selig which forever releases Selig and the Defendants from any and all acts of Selig and the Defendants whether related to the lawsuit or anything else; the Release and Stipulation shall also contain a statement that the Defendants and Selig do not admit any liability as a result of the said lawsuit or any other previous dealings with the Plaintiffs and the partners of Manhattan Mines, Ltd., Manhattan Mines Ltd., II, and their successors and assigns. This Agreement does not constitute an admission of fault or liability by the Defendants as related to said lawsuit.

        2. It is agreed that on condition that the Plaintiffs in the aforesaid lawsuit execute a dismissal with prejudice of the aforesaid lawsuit on the basis of an agreement with Nevada, inconsideration of such dismissal and release, Selig agrees to reduce the purchase price of certain mining claims as set forth in the Mining Agreement dated April 4, 1987, aforesaid contained in Paragraph 8 thereof from a purchase price of $2,100,000.00 reduced to $600,000.00 pursuant to the schedule set forth hereinafter. There shall be no penalty for prepayment.

         3. The schedule of semi-annual payments due from Nevada or its successors or assigns to Selig pursuant to the April 4, 1987, AGREEMENT is amended as follows:

         DATE                        PAYMENT
         ----                        -------
         2/15/88                     $25,000.00
         8/15/88                     $50,000.00
         2/15/89                     $50,000.00
         8/15/89                     $50,000.00
         2/15/90                     $50,000.00
         8/15/90                     $50,000.00
         2/15/91                     $50,000.00
         8/15/91                     $75,000.00

         4. All negotiations, between the parties are merged in this Amendment and Agreement, and the documents specified herein, and there are no understandings or agreements between the parties hereto with respect to the transactions contemplated herein, other than those incorporated herein. This Amendment may not be modified, except by an instrument in writing duly executed by the applicable respective parties.

         5. This Amendment and the other documents, referenced herein is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of their terms.

         6. The parties hereto agree that this document shall be executed in duplicate originals and that until the above referenced Dismissal and Release Agreements are executed by all parties, no copies of this document shall be made, the originals of this document shall be kept in the offices of JOSEPH AND DANIEL FOLEY ASSOCIATES and LELAND E. LUTFY, and the terms of this Agreement shall not be divulged to any third parties by any of the parties hereto, their attorneys, representatives, or employees.


         DATED this 9th day of December, 1987.


                                          /s/ ANTHONY C. SELIG
                                          ------------------------------------
                                          ANTHONY C. SELIG, Individually

SUBSCRIBED and SWORN to before me
this 9th day of December, 1987.

                                                         [SEAL]
                                              Notary Public-State of Nevada
                                                     COUNTY OF CLARK
                                                      DARLENE POPE
                                                 My Appointment Expires
                                                      July 30, 1991

/s/ DARLENE POPE
------------------------------------------
NOTARY PUBLIC in and for said
  COUNTY and STATE

                                          /s/ ANTHONY C. SELIG
                                          ------------------------------------
                                          DIXIE EXPLORATION CORPORATION,
                                          a Nevada Corporation (President)


SUBSCRIBED and SWORN to before me
this 9th day of December, 1987.

                                                         [SEAL]
                                              Notary Public-State of Nevada
                                                     COUNTY OF CLARK
                                                      DARLENE POPE
                                                 My Appointment Expires
                                                      July 30, 1991

/s/ DARLENE POPE
------------------------------------------
NOTARY PUBLIC in and for said
  COUNTY and STATE



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
                                                  /s/ ANTHONY C. SELIG
                                                ---------------------------
                                                ANTHONY C. SELIG AND
                                                ASSOCIATES



SUBSCRIBED and SWORN to before me
this 9th day of December, 1987.





       /s/ DARLENE POPE
---------------------------------
NOTARY PUBLIC in and for said
          COUNTY and STATE



                                                     /s/  DREW LAMBO
                                                ---------------------------
                                                NEVADA MANHATTAN MINING
                                                INCORPORATED
                                                DREW LAMBO VP



SUBSCRIBED and SWORN to before me
this 9th day of December, 1987.




    /s/  DARLENE POPE
-------------------------------
NOTARY PUBLIC in and for said
      COUNTY and STATE















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